SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report                                   Date of earliest event reported
November 13, 2001                                November 8, 2001


                             HOMESIDE LENDING, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



         Florida                       1-12979                  59-2725415
         -------                       -------                  ----------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)            Identification No.)






                   7301 Baymeadows Way, Jacksonville, FL 32256
                   -------------------------------------------
               (Address of principal executive offices)(Zip Code)



Registrant's telephone number, including area code: (904) 281-3000

Item 5.  Other Matters.

Attached are copies of a media release and related notes to editors each issued by National Australia Bank Limited ("NAB"), the indirect parent of HomeSide Lending, Inc. The attached media release and related notes to editors were issued concurrent with NAB's full year financial results for the fiscal year ended September 30, 2001. This disclosure is made in regard to references in the attached media release, related notes to editors and full year financial results relative to HomeSide and its impact on the overall financial results of NAB. The attached media release and related notes to editors discuss HomeSide's business model, factors leading to the previously announced impairment provisions, and the corrective actions taken and being taken following the impairment provisions and goodwill write-down.

References to dollars in the attached media release and related information are to Australian dollars, unless otherwise indicated, and the financial information is presented in accordance with Australian GAAP, not U.S. GAAP.

To obtain a complete copy of the National Australia Bank Limited 2001 Full Year Financial Results, refer to NAB's Website at www.national.com.au or contact
                                                 -------------------
Investor Relations at the following address:

Manager, Investor Relations
National Australia Bank
500 Bourke Street
Melbourne Vic. 3001.
Australia
Email: Investor_Relations@nag.national.com.au


The following exhibits are filed herewith:



Exhibit      Description
-------      -----------

99.1 Media Release of National Australia Bank dated November 8, 2001 with respect to the foregoing.

99.2 Notes to Editors attached to Media Release of National Australia Bank dated November 8, 2001, specifically relating to HomeSide Lending, Inc.


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







                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                HomeSide Lending, Inc.


                                                By: /s/ Gordon Lefevre
                                                    ------------------
                                                Name:   Gordon Lefevre
                                                Title:  Chief Financial Officer



Date: November 13, 2001










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